Subsequent events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent events

21. Subsequent events

Ardmore took delivery of the Ardmore Sealancer on January 23, 2018 for a purchase price of $16.4 million. This vessel is a high-quality 47,500 DWT MR product tanker constructed at Onomichi Dockyard Co. Ltd. in Japan in 2008. A deposit of $1.6 million was paid in December 2017.
In connection with the repurchase of its own common shares in November 2017, Ardmore granted the underwriter an option to purchase additional shares of its common stock, which option the underwriter exercised in January 2018, for a total of 305,459 shares, resulting in proceeds to the Company of $2.4 million.